THE VANTAGEPOINT FUNDS

Vantagepoint Low Duration Bond Fund

Vantagepoint Select Value Fund

Supplement dated January 11, 2016 to the Prospectus dated May 1, 2015, as revised January 4, 2016

This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus and any supplements thereto.

I.	Vantagepoint Low Duration Bond Fund (“Low Duration Bond Fund”)

At a meeting held on December 9, 2015 (the “December Meeting”), Vantagepoint Investment Advisers, LLC (“VIA”) recommended, and the Board of Directors of The Vantagepoint Funds (the “Board”) approved, the appointment of Brookfield Investment Management Inc. (“Brookfield”) as a new subadviser to the Low Duration Bond Fund. Effective January 11, 2016, Brookfield began managing assets of the Low Duration Bond Fund. Payden & Rygel and Schroder Investment Management North America Inc. continue to serve as subadvisers to the Low Duration Bond Fund.

As a result of the above, the following changes are made to the Prospectus.

The following summary risk should be added after “Mortgage Backed Securities Risk” in the section titled “Principal Investment Risks” on page 2 of the Prospectus.

Prepayment and Extension Risk—Mortgage-backed and asset-backed securities are exposed to prepayment risk and extension risk. Prepayment risk may occur when borrowers pay their mortgages or loans more quickly than required under the terms of the mortgage or loan. Most borrowers are likely to prepay their mortgage or loan at a time when it may be least advantageous to a holder of these securities (e.g., during periods of falling interest rates), which may force the holder to reinvest the proceeds of prepayments in lower-yielding instruments and result in a decline in the holder’s income. Extension risk may occur when rising interest rates result in decreased prepayments, which could extend the average life of the security, cause its value to decline more than traditional fixed-income securities and increase its volatility.

The following information also should be added to the section titled “Management – Subadvisers” on page 3 of the Prospectus.

Brookfield Investment Management Inc.

Name	Title with Subadviser	Length of Service
Michelle Russell-Dowe	Managing Director and Head of Securitized Credit	Portfolio Manager of the Fund since January 2016

Jeffrey Williams	Managing Director and Portfolio Manager	Portfolio Manager of the Fund since January 2016

Anthony Breaks	Senior Director and Portfolio Manager	Portfolio Manager of the Fund since January 2016

In addition, the following should be added to the section titled “Subadvisers and Portfolio Managers” on page 124 of the Prospectus.

1

Brookfield Investment Management Inc. (“Brookfield”), Brookfield Place, 200 Vesey Street, 10th Floor, New York, NY10281, serves as a subadviser to the Fund employing a securitized credit strategy. Under this strategy, Brookfield manages an active low duration securitized asset portfolio with the objective of seeking to outperform the BofA Merrill Lynch 1-3 Year US Government/Corporate Index. Brookfield has served as a subadviser since 2016.

Name	Five Year Business History	Role in Fund Management
Michelle Russell-Dowe	Joined Brookfield in 1999	Lead Portfolio Manager

Jeffrey Williams	Joined Brookfield in 2012; with Wesley Capital Management, LLC from 2008 to 2012	Co-Portfolio Manager

Anthony Breaks	Joined Brookfield in 2005	Co-Portfolio Manager

II.	Vantagepoint Select Value Fund (“Select Value Fund”)

Also at the December Meeting, VIA recommended, and the Board approved, the termination of Artisan Partners Limited Partnership (“Artisan Partners”) and Systematic Financial Management, L.P. (“Systematic”) each as a subadviser to the Select Value Fund and the appointment of Iridian Asset Management LLC (“Iridian”) and Wells Capital Management Inc. (“WellsCap”), each as a new subadviser to the Select Value Fund. Effective at the close of business on January 8, 2016, both Artisan Partners and Systematic ceased managing assets of the Select Value Fund and effective January 11, 2016, Iridian and WellsCap began managing assets of the Select Value Fund. WEDGE Capital Management L.L.P. continues to serve as subadviser to the Select Value Fund.

As a result of the above, the following changes are made to the Prospectus.

The information referring to Artisan Partners and Systematic on pages 23 and 129-130 of the Prospectus is hereby deleted.

The following information should be added to the section titled “Management – Subadvisers” on page 23 of the Prospectus.

Iridian Asset Management LLC

Name	Title with Subadviser	Length of Service
Sturgis P. Woodberry	Managing Director	Portfolio Manager of the Fund since January 2016

Todd D. Raker	Managing Director and Director of Research	Portfolio Manager of the Fund since January 2016

Wells Capital Management Inc.

Name	Title with Subadviser	Length of Service
James Tringas	Senior Portfolio Manager	Portfolio Manager of the Fund since January 2016

Bryant VanCronkhite	Senior Portfolio Manager	Portfolio Manager of the Fund since January 2016

In addition, the following should be added to the section titled “Subadvisers and Portfolio Managers” on pages 129-130 of the Prospectus.

2

Iridian Asset Management LLC (“Iridian”), 276 Post Road West, Westport, CT 06880, serves as a subadviser to the Fund employing a private business value/mid-cap equity strategy. Iridian’s private business value/mid-cap equity strategy seeks to provide long-term capital appreciation by investing primarily in U.S. companies in the medium-to-large market capitalization segment. Iridian has served as a subadviser since 2016.

Name	Five Year Business History	Role in Fund Management
Sturgis P. Woodberry	Joined Iridian in 2003	Co-Portfolio Manager

Todd D. Raker	Joined Iridian in 2011	Co-Portfolio Manager

Wells Capital Management Inc. (“WellsCap”), 525 Market Street, San Francisco, California 94105, serves as a subadviser to the Fund employing a U.S. mid-cap value strategy. WellsCap’s strategy seeks to invest in companies that WellsCap believes possesses three key characteristics: (1) a durable asset base; (2) sustainable free cash flow; and (3) a flexible balance sheet. WellsCap has served as a subadviser since 2016.

Name	Five Year Business History	Role in Fund Management
James Tringas	Joined WellsCap (or one of its predecessor firms) in 1994	Co-Portfolio Manager

Bryant VanCronkhite	Joined WellsCap in 2004	Co-Portfolio Manager

Please retain this supplement for future reference.

SUPP-367-201601-1740

THE VANTAGEPOINT FUNDS

Vantagepoint Low Duration Bond Fund

Vantagepoint Select Value Fund

Supplement dated January 11, 2016 to the Statement of Additional Information dated May 1, 2015, as revised January 4, 2016

This supplement changes the disclosure in the Statement of Additional Information (“SAI”) and provides new information that should be read together with the SAI and any supplements thereto.

VANTAGEPOINT LOW DURATION BOND FUND

At a meeting held on December 9, 2015 (the “December Meeting”), Vantagepoint Investment Advisers, LLC (“VIA”) recommended, and the Board of Directors of The Vantagepoint Funds (the “Board”) approved, the appointment of Brookfield Investment Management Inc. (“Brookfield”) as a new subadviser to the Vantagepoint Low Duration Bond (“Low Duration Bond Fund”). Effective January 11, 2016, Brookfield began managing assets of the Low Duration Bond Fund. Payden & Rygel and Schroder Investment Management North America Inc. continue to serve as subadvisers to the Low Duration Bond Fund.

As a result of the above, the following changes are made to the SAI.

The following should be added to the section titled “Subadvisers” on page 72 of the SAI.

Brookfield Investment Management Inc. (“Brookfield”), Brookfield Place, 200 Vesey Street, 10th Floor, New York, NY10281, serves as a subadviser to the Low Duration Bond Fund. Brookfield is a wholly owned subsidiary of Brookfield Asset Management Inc., a publicly traded asset management company.

In addition, the following should be added to the table regarding the Low Duration Bond Fund on page 76 of the SAI:

Fund/Subadviser	Assets Managed	Fee		Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14
Low Duration Bond Fund Subadviser(s)
Brookfield*	First $50 million Over $50 million	0.25 0.15	% %	N/A	N/A	N/A

*	Brookfield began managing assets as a subadviser of the Fund on January 11, 2016.

The following information should be added to the section titled “Additional Information Pertaining to Portfolio Managers of the Funds” on pages 89-156 of the SAI.

Brookfield

Brookfield reported the following regarding other accounts managed by portfolio manager(s) as of September 30, 2015.

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number		Total Assets (in millions)	Number		Total Assets (in millions)
Low Duration Bond Fund
Michelle Russell-Dowe	10	$1,945	3	*	$103	11	*	$2,345
Jeffrey Williams	—	—	—		—	—		—
Anthony Breaks	1	$67	—		—	2		$437

*	Two accounts managed by Michelle Russell-Dowe with aggregate assets of approximately $793 million have a performance incentive based fee.

Potential Conflicts of Interest

The firm states that Brookfield’s portfolio manager’s management of “Other Accounts” may give rise to potential conflicts of interest in connection with her management of the Opportunistic Income Fund’s investments, on the one hand, and the investments of the Other Accounts, on the other. These potential conflicts include:

Allocation of Limited Time and Attention. The firm states that a Brookfield portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the firm states that a Brookfield the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. Brookfield states that the effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. Brookfield states that if a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. Brookfield states that at times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. Brookfield states that in these cases, the portfolio manager may place separate transactions for one or more funds or accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. Brookfield states that a conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. Brookfield states that if the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Brookfield states that the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, Brookfield states that the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The firm states that Brookfield or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. Brookfield states that in such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Brookfield states that it has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for Brookfield and the individuals that it employs. The firm states that for example, Brookfield seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Brookfield states that it has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. Brookfield states that there is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Compensation of Portfolio Managers

Brookfield states that it compensates its portfolio managers based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of the firm. Brookfield states that since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Brookfield states that base compensation for the portfolio managers varies in line with a portfolio manager’s seniority and position. Brookfield states that it seeks to compensate portfolio managers commensurate with their responsibilities and performance, and in a manner that is competitive with other firms within the investment management industry. Brookfield states that salaries, bonuses and stock-based compensation in the industry also are influenced by the operating performance of their respective firms and their parent companies. Brookfield states that while the salaries of the portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Brookfield states that bonuses are determined on a discretionary basis by the senior executives of Brookfield and measured by individual and team-oriented performance guidelines. Brookfield states that awards under the Long Term Incentive Plan (LTIP) are approved annually and there is a rolling vesting schedule to aid in retention of key people. Brookfield states that a key component of this program is achievement of client objectives in order to properly align interests with Brookfield’s clients. Further, Brookfield states that the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

Brookfield states that the compensation structure of Brookfield’s portfolio managers and other investment professionals has four primary components:

•	A base salary;

•	An annual cash bonus;

•	If applicable, long-term compensation consisting of restricted stock or stock options of Brookfield’s ultimate parent company, Brookfield Asset Management Inc.; and

•	If applicable, long-term compensation consisting generally of restricted share units tied to the performance of funds managed by Brookfield.

Brookfield states that the portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all employees. Brookfield states that compensation of the portfolio managers is reviewed on an annual basis by senior management.

The following should be added to the section titled “Portfolio Manager Ownership of Fund Shares” on page 157 of the SAI.

As of December 31, 2015, none of the Brookfield portfolio managers owned shares of the Low Duration Bond Fund.

VANTAGEPOINT SELECT VALUE FUND

Also at the December Meeting, VIA recommended, and the Board approved, the termination of Artisan Partners Limited Partnership (“Artisan Partners”) and Systematic Financial Management, L.P. (“Systematic”) each as a subadviser to the Vantagepoint Select Value Fund (“Select Value Fund”) and the appointment of Iridian Asset Management LLC (“Iridian”) and Wells Capital Management Inc. (“WellsCap”), each as a new subadviser to the Select Value Fund. Effective at the close of business on January 8, 2016, both Artisan Partners and Systematic ceased managing assets of the Select Value Fund and effective January 11, 2016, Iridian and WellsCap began managing assets of the Select Value Fund. WEDGE Capital Management L.L.P. continues to serve as subadviser to the Select Value Fund.

As a result of the above, the following changes are made to the SAI.

The information related to the Select Value Fund in the Artisan Partners chart on page 95 of the SAI is hereby deleted.

The information referring to Systematic on pages 74 and 133-134 of the SAI is hereby deleted.

The following paragraph should replace the information regarding Artisan Partners on page 72 of the SAI.

Artisan Partners Limited Partnership (“Artisan Partners” or “Artisan”), 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a subadviser to the International Fund. Artisan Partners is managed by its general partner, Artisan Investments GP LLC that is wholly owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP’s sole general partner is Artisan Partners Asset Management Inc., a publicly traded company.

The following should be added to the section titled “Subadvisers” on page 73 of the SAI.

Iridian Asset Management LLC (“Iridian”), 276 Post Road West, Westport, CT 06880, serves as a subadviser to the Select Value Fund. Iridian is a Delaware limited liability company that is wholly owned by entities controlled by Messrs. David L. Cohen and Harold J. Levy, who are Iridian’s Co-Chief Executive Officers and Co-Chief Investment Officers.

The following paragraph should replace the information regarding WellsCap on page 74 of the SAI.

Wells Capital Management Inc. (“WellsCap”), 525 Market Street, San Francisco, California 94105, serves as a subadviser to the Aggressive Opportunities Fund and Select Value Fund. WellsCap is an indirect wholly owned subsidiary of Wells Fargo & Company, a publicly traded company.

In addition, the following should be added to the table regarding the Select Value Fund on page 82 of the SAI:

Fund/Subadviser*	Assets Managed	Fee		Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14
Select Value Fund Subadviser(s)
Iridian**	First $100 million Over $100 million	0.75 0.65	% %	N/A	N/A	N/A
WellsCap**	Flat	0.31%		N/A	N/A	N/A

*	Artisan Partners and Systematic Financial Management, L.P. ceased managing assets of the Fund at the close of business on January 8, 2016.
**	Iridian and WellsCap each began managing assets as a subadviser of the Fund on January 11, 2016.

Iridian

Iridian reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2015.

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number		Total Assets (in millions)	Number		Total Assets (in millions)
Select Value Fund
Sturgis P. Woodberry	1	$19.2	5	[1,2]	$2,479.6	190	[3]	$9,986.2
Todd D. Raker	n/a	n/a	4	[1]	$2,400.5	190	[3]	$9,986.2

[1]	Iridian reported that certain share classes available within the Iridian UCITS Fund, plc charge a performance fee.
[2]	Iridian reported that Sturgis Woodberry is also the portfolio manager for the Iridian Charter Fund, L.P., a commingled/ pooled fund. Iridian reported that the Charter Fund also may charge a fee that is based upon the performance of the Fund.
[3]	Iridian reported that it currently has several Mid-Cap Value separate account clients in the U.S. utilizing performance-based fee arrangements that include a minimum base fee, tiered incentive fee schedule, and maximum fee cap.

Potential Conflicts of Interest

Iridian states that accounts across any particular strategy, regardless of type, are managed by Iridian pari passu. Iridian states that in the case of differing strategies that may be transacting in the same security, Iridian has detailed written trading policies that address the allocation of investment opportunities including the aggregation and allocation of trades.

Iridian states that it generally will not short a security in one strategy that is held long in another strategy.

Iridian states that while there always exists the potential for one product to be favored over another the Firm is confident that the combination of similar investment philosophies among all other Iridian products coupled with a robust compliance program bolstered by detailed written trading policies and automated pre- and post-trade systems, serves to significantly minimize any such conflicts.

Compensation of Portfolio Managers

Iridian states that its compensation structure includes base salary, annual bonus, and eligibility to participate in a 401(k) retirement plan. Iridian states that the annual bonus is a discretionary part of compensation and generally based on the overall profitability of the firm. The Firm states that the amount of bonus to be earned by an investment professional is determined by consideration of various factors including, but not limited to, (i) success at moving the investment process forward; (ii) generation of successful research ideas; and (iii) the extent of his or her contribution to the firm’s overall success. Iridian states that compensation is reviewed on an annual basis.

The following information should be added to the table relating to WellsCap within the section titled “Additional Information Pertaining to Portfolio Managers of the Funds” on pages 147 of the SAI.

WellsCap reported the following regarding other accounts managed by portfolio manager(s) as of November 30, 2015.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Select Value Fund
James Tringas	6	$4,197	0	$0	7	$219
Bryant VanCronkhite	6	$4,197	0	$0	7	$219

The following should be added to the section titled “Portfolio Manager Ownership of Fund Shares” on page 157 of the SAI.

As of December 31, 2015, neither the Iridian nor the WellsCap portfolio managers owned shares of the Select Value Fund.

Please retain this supplement for future reference.

PROXY VOTING POLICIES

The following should be added to Appendix B (“Proxy Voting Policies”) in the SAI.

IRIDIAN ASSET MANAGEMENT LLC

SUMMARY PROXY VOTING POLICIES

Iridian Asset Management LLC (“Iridian”) will vote proxies in all cases where it exercises voting authority over client securities. Iridian will vote proxies in a manner which it believes is in the best interests of clients and which will maximize shareholder value. The summary of Iridian’s proxy voting guidelines which follows seeks to set forth the general manner in which Iridian is likely to vote and should only be viewed as a guide. No set of guidelines can capture the entire universe of proxy issues which arise. Ultimately, all voting decisions are conducted on a case-by-case basis as each company’s unique set of circumstances distinguishes it from all others.

Iridian manages client assets in a variety of investment strategies and it may be the case that different strategies will choose to vote proxies differently. In unusual circumstances Iridian, within a particular investment strategy, may make different proxy voting decisions for different clients.

SUMMARY OF VOTING GUIDELINES

Auditors

Iridian generally will vote FOR proposals to ratify auditors provided there are no conflicts of interest and there is a belief that the opinion will be fair.

Board of Directors

Electing directors is the most important stock ownership right that shareholders can exercise. Shareholders should seek to elect directors who represent their interests and will act in a manner which will maximize the value of their ownership interest and who can ultimately be held accountable for their actions.

Iridian generally will vote FOR directors in an uncontested election after determining that any such director does not possess any attributes that Iridian believes may not be in the best interest of shareholders and does not maximize shareholder value. Generally, Iridian’s guidelines provide for supporting proposals for declassified boards, cumulative voting, majority voting, fixed board size, director stock ownership, board and committee independence, elimination of term limits and board inclusiveness. Iridian will assess open access (shareholder access) proposals on a CASE-BY-CASE basis.

Shareholder Rights

Shareholders should be provided with and maintain the ability to exercise their rights as owners of public companies. Based upon this premise, Iridian will generally vote FOR proposals which provide for confidential voting, the right to call special meetings as well as the ability to act by written consent.

Proxy Contests

Proxy contests play a valuable role in removing entrenched directors and creating a means for corporate change. Iridian will evaluate proxy contests pertaining to director nominees and strategic initiatives in contested elections on a CASE- BY-CASE basis. Proposals to reimburse solicitation expenses will generally be voted FOR in those situations where Iridian supports the dissidents.

Anti-Takeover Measures

Iridian’s strategy is to focus on identifying corporations in the process of change and views negatively those corporate policies that it believes may delay or otherwise encumber this process by preventing a takeover or entrenching current management.

Iridian generally will vote FOR proposals that will potentially ease the ability of a company to be acquired by a suitor and generally will vote FOR proposals eliminating supermajority vote requirements, proposals to redeem shareholder rights plans, the rescission of fair price provisions and the adoption of anti-greenmail charters.

Iridian generally will vote AGAINST dual-class exchange offers, dual class recapitalizations and proposals to approve dual class structures.

Capital Structure

The administration of a company’s capital structure revolves around a variety of issues including the types of securities issued, dividend policy, taxes, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Generally, these decisions are best left to the board and senior management of the firm. Nonetheless, proposals surrounding capital structure must be scrutinized to ensure that some form of antitakeover mechanism is not involved.

Iridian generally will vote FOR proposals to reduce the par value of stock, increase the number of authorized shares, restore preemptive rights, stock splits, reverse stock splits, stock repurchase programs and the creation of preferred stock that cannot be used as a takeover defense.

Iridian generally will vote AGAINST proposals authorizing the creation or increase in “blank check” preferred stock and the elimination of shareholder preemptive rights.

Iridian will evaluate on a CASE-BY-CASE basis proposals for the reduction or elimination in authorized shares of either common or preferred stock and the creation of tracking stocks.

Mergers and Corporate Restructurings

Iridian will evaluate mergers, acquisitions and other corporate restructurings on a CASE-BY-CASE basis taking into consideration such factors as purchase price, financial and strategic benefits, conflicts and changes in governance structure. Ultimately decisions are based on whether a transaction is likely to result in the maximization of shareholder value.

Executive and Director Compensation

Iridian believes that executive and director compensation should be fair and ultimately linked to the performance of the company. The forms of compensation are too varied and numerous to allow Iridian to evaluate them on anything but a CASE-BY-CASE basis to determine if they are fair and will likely result in long term shareholder benefits.

Notwithstanding the foregoing, Iridian generally will vote FOR proposals which eliminate golden and tin parachutes, provide for “double trigger” and “modified double trigger” parachutes in a change of control scenario, implement ESOP’s and 401(k) plans, terminate retirement plans for non-employee directors, seek to implement a pay for superior performance standard, seek additional disclosure of executive and director pay information, enact clawback policies, require that severance agreements and executive compensation be submitted for shareholder vote and require the company to disclose all executive/consultant compensation.

Iridian generally will vote AGAINST proposals capping compensation, approving retirement benefits for non-executive directors and repricing of underwater stock options.

Iridian will evaluate on a CASE-BY-CASE basis shareholder proposals that the company be required to pay director’s fees only in the form of shares of stock of the company.

State of Incorporation

Iridian will evaluate on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes. As with Iridian’s view with regard to anti-takeover measures, takeover statutes, which may only serve to entrench current management, will not be viewed favorably. Iridian generally will evaluate on a CASE-BY-CASE basis proposals that a company reincorporate in another state.

Social/Environmental Issues

Social and Environmental issues may include consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

Iridian generally will vote on a CASE-BY-CASE basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value while considering multiple other factors surrounding any given proposal.

Miscellaneous

Iridian generally will vote FOR management proposals to change the corporate name, date/time/location of a corporate meeting or bylaw amendments of a housekeeping nature.

Iridian generally will vote AGAINST proposals for management to adjourn meetings or approve “other business” and shareholder proposals to change the date/time/location of a corporate meeting.

Iridian generally will evaluate on a CASE-BY-CASE basis for proposals to improve the disclosure of a company’s political contributions considering recent significant controversy or litigation related to the company’s political contributions or governmental affairs and the public availability of a policy on political contributions.

Iridian will evaluate on a CASE-BY-CASE basis proposals disallowing the company from making political contributions.

Iridian generally will vote AGAINST proposals for the publication in newspapers and public media the company’s political contributions and the requirement that the company provide lists of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

Iridian generally will vote AGAINST the requirement that the company report on foreign military sales or offsets.

MATERIAL CONFLICTS AND ABSTENTION

Should a material conflict arise between Iridian and a client with regard to the voting of proxies, Iridian will remove itself from the proxy voting decision-making process and will rely solely on the independent recommendation of Institutional Shareholder Services (“ISS”) as to how the proxy should be voted. ISS is an independent firm retained by Iridian that analyzes proxies and provides research and objective vote recommendations.

Generally, Iridian will not abstain from the voting of client proxies unless it determines that the abstention itself is in the best interests of the client such as where the costs of voting outweigh the benefits to the client.

INTERNAL CONTROLS

Iridian has implemented review procedures and controls to help ensure that proxies are voted in an appropriate and timely manner and that appropriate records are retained.